--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                         ------------------------------
                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                        (FORMERLY BANKERS TRUST COMPANY)
               (Exact name of trustee as specified in its charter)

NEW YORK                                             13-4941247
(Jurisdiction of Incorporation or                    (I.R.S. Employer
organization if not a U.S. national bank)            Identification no.)

60 WALL STREET
NEW YORK, NEW YORK                                   10005
(Address of principal                                (Zip Code)
executive offices)

                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                      ATTENTION: WILL CHRISTOPH
                      LEGAL DEPARTMENT
                      1301 6TH AVENUE, 8TH FLOOR
                      NEW YORK, NEW YORK  10019

                      (212) 469-0378

            (Name, address and telephone number of agent for service)
        ----------------------------------------------------------------

                          Florida Power & Light Company
               (Exact name of Obligor as specified in its charter)

                 FLORIDA                                     59-0247775
        (State or other jurisdiction           (IRS Employer Identification No.)
      of incorporation or organization)

                             700 Universe Boulevard
                            Juno Beach, Florida 33408
                                 (561) 694-4000

                    (Address of principal executive offices)

                         ------------------------------



                              First Mortgage Bonds
                         (Title of indenture securities)

                          ITEM 1. GENERAL INFORMATION.

                  Furnish the following information as to the trustee.

         (a) Name and address of each examining or supervising authority to which it is subject.

         NAME                                              ADDRESS
         ----                                              -------

         Federal Reserve Bank (2nd District)               New York, NY
         Federal Deposit Insurance Corporation             Washington, D.C.
         New York State Banking Department                 Albany, NY

         (b)   Whether it is authorized to exercise corporate trust powers.
               Yes.

ITEM   2.      AFFILIATIONS WITH OBLIGOR.

               If the obligor is an affiliate of the Trustee, describe each such affiliation.

               None.

ITEM 3.-15.    NOT APPLICABLE

ITEM  16.      LIST OF EXHIBITS.

         EXHIBIT 1 -  Restated Organization Certificate of
                      Bankers Trust Company dated August 6, 1998,
                      Certificate of Amendment of the Organization
                      Certificate of Bankers Trust Company dated
                      September 25, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 16, 1998, and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated February 22, 2002 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-102172.

         EXHIBIT 2 -  Certificate of Authority to commence
                      business - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement,
                      Registration No. 33-21047.

         EXHIBIT 3 -  Authorization of the Trustee to exercise
                      corporate trust powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

         EXHIBIT 4 -  Existing By-Laws of Bankers Trust
                      Company, as amended on April 15, 2002 -
                      Incorporated herein by reference to Exhibit
                      4 filed with Form T-1 Statement,
                      Registration No. 333-102172.

         EXHIBIT 5 -  Not applicable.

         EXHIBIT 6 -  Consent of Bankers Trust Company required by Section
                      321(b) of the Act. - Incorporated herein by reference to
                      Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

         EXHIBIT 7 -  The latest report of condition of Deutsche Bank Trust
                      Company Americas dated as of December 31, 2003. Copy attached.

         EXHIBIT 8 -  Not Applicable.

         EXHIBIT 9 -  Not Applicable.

                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 2nd day of June 2004.

                                            DEUTSCHE BANK TRUST COMPANY AMERICAS


                                            By: /s/ Irina Golovashchuk
                                               ---------------------------------
                                                    Irina Golovashchuk
                                                    Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                                      FFIEC 031
-------------------------------------                                                                     RC-1
Legal Title of Bank                                                                                       11
NEW YORK
-------------------------------------
City
NY                    10005-2858
State                  Zip Code

FDIC Certificate Number  -  00623

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                         Dollar Amounts
                                                                           in Thousands         |  RCFD
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                          | / / / / / / / / / /         |
  1.   Cash and balances due from depository institutions (from Schedule RC-A):                 |  / / / / / / / / /          |
       a.   Noninterest-bearing balances and currency and coin (1) ............................ |  0081            2,035,000  |1.a.
       b.   Interest-bearing balances (2) ..................................................... |  0071               94,000  |1.b.
  2.   Securities:                                                                              |  / / / / / / / / / /        |
       a.   Held-to-maturity securities (from Schedule RC-B, column A) .......................  |   1754                   0  |2.a.
       b.   Available-for-sale securities (from Schedule RC-B, column D)......................  |   1773              59,000  |2.b.
  3.   Federal funds sold and securities purchased under agreements to resell.................  |   RCON                      |3.
       a.   Federal funds sold in domestic offices............................................  |   B987             378,000  |3.a
                                                                                                |   RCFD                      |
       b.   Securities purchased under agreements to resell (3)................................ |   B989           7,188,000  |3.b
  4.   Loans and lease financing receivables (from Schedule RC-C):                              |   / / / / / / / / / /       |
       a.   Loans and leases held for sale                                                      |   5369                   0  |4.a.
       b.   Loans and leases, net unearned income..........................B528      10,097,000 |   / / / / / / // / /        |4.b.
       c.   LESS:   Allowance for loan and lease losses ...................3123         406,000 |   / / / / / / / / /         |4.c.
       d.   Loans and leases, net of unearned income and                                        |   / / / / / / / / / / / / / |
            allowance (item 4.b minus 4.c) ..................................................       B529           6,419,000  |4.d.
  5.   Trading Assets (from schedule RC-D)  .................................................   |   3545          11,746,000  |5.
  6.   Premises and fixed assets (including capitalized leases) .............................   |   2145             319,000  |6.
  7.   Other real estate owned (from Schedule RC-M) .........................................   |   2150              39,000  |7.
  8.   Investments in unconsolidated subsidiaries and associated companies
           (from Schedule RC-M)                                                                 |   2130           3,043,000  |8.
  9.   Customers' liability to this bank on acceptances outstanding .........................   |   2155                   0  |9.
 10.   Intangible assets ....................................................................   |   / / / / / / / / / / /     |
        a.   Goodwill.................. .....................................................   |   3163                   0  |10.a.
        b.   Other intangible assets (from Schedule RC-M)                                       |   0426              28,000  |10.b
11.   Other assets (from Schedule RC-F) .....................................................   |   2160           2,720,000  |11.
12.   Total assets (sum of items 1 through 11) ..............................................   |   2170          34,068,000  |12.

--------------------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

DEUTSCHE BANK TRUST COMPANY AMERICAS                                                                      FFIEC 031
-------------------------------------                                                                     RC-1
Legal Title of Bank
                                                                                                          12
FDIC Certificate Number  -  00623

SCHEDULE RC--CONTINUED

                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.    Deposits:                                                                                | // / / / / / / / / / / / |
       a.   In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)   | RCON 2200     7,962,000  |13.a.
            (1)   Noninterest-bearing(1) ................................. RCON 6631  3,050,000 | / / / / / / / / / / / /  |13.a.(1)
            (2)  Interest-bearing ........................................ RCON 6636  6,784,000 | / / / /  / / / / / / / / |13.a.(2)
       b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs                       |  / / / / / / / / / / / / / |
               (from Schedule RC-E part II)                                                     | RCFN 2200     7,180,000  |13.b.
            (1)   Noninterest-bearing .................................    RCFN 6631  1,814,000 |/ / / / / / / / / / / / / |13.b.(1)
            (2)   Interest-bearing ....................................    RCFN 6636  7,609,000 |/ / / / // / / / / / / /  |13.b.(2)
14.    Federal funds purchased and securities sold under agreements to repurchase:              | RCON                     |
       a.   Federal Funds purchased in domestic offices (2)......................               | B993          7,574,000  |14.a
                                                                                                | RCFD                     |
       b.   Securities sold under agreements to repurchase (3)..................                | 8995                  0  |14.b
15.    Trading liabilities (from Schedule RC-D).................................                | RCFD 3548     1,425,000  |15.
16. Other borrowed money (includes mortgage indebtedness and obligations under
    capitalized leases):                                                                        | / / / / / / / / / / / / /|
               (from Schedule RC-M):                                                            | RCFD 3190        83.000  |16.
       | A548
17.    Not Applicable.                                                                          | / / / / / / / / // / /   |17.

18.    Bank's liability on acceptances executed and outstanding ................                | RCFD 2920             0  |18.
19.    Subordinated notes and debentures (2)....................................                | RCFD 3200         9,000  |19.
20.    Other liabilities (from Schedule RC-G) ..................................                | RCFD 2930     2,004,000  |20.
21.    Total liabilities (sum of items 13 through 20) ..........................                | RCFD 2948    26,237,000  |21.
22.    Minority interest in consolidated subsidiaries                                           | RCFD 3000       627,000  |22.
                                                                                                | / / / / / / / / / / / /  |
EQUITY CAPITAL                                                                                  | / / / / / / / / / / / /  |
23.    Perpetual preferred stock and related surplus ...........................                | RCFD 3838     1,500,000  |23.
24.    Common stock ............................................................                | RCFD 3230     2,127,000  |24.
25.    Surplus (exclude all surplus related to preferred stock) ................                | RCFD 3839       584,000  |25.
26.    a.   Retained earnings ..................................................                | RCFD 3632     2,968,000  |26.a.
       b.   Accumulated other comprehensive Income (3) .........................                | RCFD B530        25,000  |26.b.
27.    Other equity capital components (4) .....................................                | RCFD A130             0  |27.
28.    Total equity capital (sum of items 23 through 27) .......................                | RCFD 3210     7,204,000  |28.
29.    Total liabilities, minority interest, and equity capital
               (sum of items 21, 22, and 28)....................................                | RCFD 3300    34,068,000  |29.
                                                                                                |_________________|
Memorandum
To be reported only with the March Report of Condition.
   1.  Indicate in the box at the right the number of the statement
       below that best describes the most comprehensive level of auditing work                        Number
       performed for the bank by independent external                             -----------------------------------
       auditors as of any date during 2001......................................| RCFD  6724          N/A            |  M.1
                                                                                  -----------------------------------

1    = Independent audit of the bank conducted in accordance         5   =   Directors' examination of the bank performed by other
       with generally accepted auditing standards by a certified             external auditors (may be required by state chartering
       public accounting firm which submits a report on the bank             authority)
2    = Independent audit of the bank's parent holding company        6   =   Review of the bank's financial statements by external
       conducted in accordance with generally accepted auditing              auditors
       standards by a certified public accounting firm which         7   =   Compilation of the bank's financial statements by
       submits a report on the consolidated holding company                  external auditors
       (but not on the bank separately)                              8   =   Other audit procedures (excluding tax preparation work)
3    = Attestation on bank management's assertion on the             9   =   No external audit work
       effectiveness of the bank's internal control over financial reporting by a certified public accounting firm
4    = Directors' examination of the bank conducted in
       accordance with generally accepted auditing standards
       by a certified public accounting firm (may be required by
       state chartering authority)

--------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, Item 16, "other borrowed money."




(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4)    Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6)    Includes treasury stock and unearned Employee Stock Plan shares.